FIRST MODIFICATION AGREEMENT

This First Modification Agreement (this “Amendment”) is dated effective as of September 15, 2014, by and between APACHE ENERGY SERVICES, LLC, a Nevada limited liability company (“Apache Energy Services”), AQUA HANDLING OF TEXAS, LLC, a Texas limited liability company (“Aqua Handling”), HAMILTON INVESTMENT GROUP, an Oklahoma corporation (“HIG”), KMHVC, INC., a Texas corporation (“KMHVC”; and with HII, Apache Energy Services, Aqua Handling and HIG, the “Borrower”), HEARTLAND BANK, an Arkansas state bank, as administrative agent (in such capacity, “Agent”) on behalf of the Lenders (as defined in the Credit Agreement).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement (Term Loan) dated August 12, 2014 (as the same may have been or may hereafter be modified, renewed or amended, the “Credit Agreement”), Lender has made a term loan to Borrower in the amount of $12,000,000 (the “Term Loan”);

WHEREAS, defined terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement;

WHEREAS, the Term Loan is secured, in part, by those certain Security Agreements executed by each Borrower in favor of Agent, for the benefit of the Lenders (the “Security Agreement”);

WHEREAS, Borrower (i) has timely notified Agent of its change of address, and (ii) has requested an extension of the deadline by which Borrower is required to satisfy certain post-closing obligations; and

WHEREAS, the Lenders have agreed to make such amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Agent and Lenders hereby agree as follows:

ARTICLE I

AMENDMENT

Section 1.01.

Notices.  Section 11.4 of the Credit Agreement is hereby amended by amending and restating the Borrower Agent’s address for notices as follows (such revised address to be used after September 20, 2014):

HII Technologies, Inc.

8588 Katy Freeway, Suite 430

Houston, Texas 77024

Attention:  Matthew C. Flemming

Telephone: 713-821-3157

Fax: 832-553-1924

Email:  matt@hiitinc.com

FIRST MODIFICATION AGREEMENT (HII Technologies – Credit Agreement)

ARTICLE II

GENERAL PROVISIONS

          Section 2.01.     Agreement Regarding Post-Closing Obligations.  Pursuant to Section 7.2 of the Credit Agreement, within thirty (30) days of the date of the Credit Agreement Borrower shall deliver to Agent a waiver of landlord’s lien in form and content satisfactory to Agent, in Agent’s sole discretion, from each landlord of Borrower for premises on which any Collateral is kept, maintained or stored.  Borrower has requested, and the Lenders have agreed, to extend such deadline by which such landlord’s consents shall be delivered from thirty (30)  to sixty (60) days of the date of the Credit Agreement.

          Section 2.02.    Closing Conditions.  As conditions precedent to the effectiveness of this Amendment, all of the following shall have been satisfied:

                         (a)     Borrower shall have executed and delivered to Agent this Amendment; and

(b)

Agent shall have received all resolutions, certificates or other documents as Agent may request relating to the formation, existence and good standing of Borrower, corporate authority for the execution and validity of this Amendment, and all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and substance satisfactory to Agent.

          Section 2.03.     Payment of Expenses.  Borrower agrees to provide to Agent, upon demand, the reasonable attorneys’ fees and expenses of Agent’s counsel and other reasonable expenses incurred by Agent in connection with this Amendment in the amount of $1,000.

          Section 2.04.     Ratification.  Borrower hereby ratifies its Obligations and each of the Transaction Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Transaction Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of Lenders created by or contained in any of such documents nor is Borrower released from any covenant, warranty or obligation created by or contained therein except as specifically provided for herein.

           Section 2.05.     No Defenses.  Borrower hereby declares, as of the date hereof, it has no set-offs, counterclaims, defenses or other causes of action against Agent or Lenders arising out of the Facility, this Amendment or by any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

          Section 2.06.     Nonwaiver of Events of Default.  Neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Lenders to, any default or event of default which may exist or hereafter occur under any of the Transaction Documents, (b) a waiver by Lenders of any of Borrower’s obligations under the Transaction Documents except as specifically provided for herein, or (c) a waiver by Lenders of any rights, offsets, claims, or other causes of action that Lenders may have against Borrower.

           Section 2.07.     Further Assurances.  The parties hereto shall execute such other documents as may be reasonably necessary or as may be reasonably required, in the opinion of counsel to Agent, to effect the transactions contemplated hereby and to protect the liens and security interests of Lenders under the Transaction Documents, the insurance thereof and the liens and/or security interests of all other

FIRST MODIFICATION AGREEMENT (HII Technologies – Credit Agreement)

collateral instruments, all as modified by this Amendment.  Borrower also agrees to provide to Agent such other documents and instruments as Agent reasonably may request in connection with the modification of the Facility effected hereby.

           Section 2.08.     Binding Agreement.  This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, representatives, successors and assigns.

          Section 2.09.     Severability.  Borrower, Agent and Lenders intend and believe that each provision in this Amendment comports with all applicable local, state or federal laws and judicial decisions.  However, if any provision or provisions, or if any portion of any provision or provisions, in this Amendment is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision or public policy, and if such court should declare such portion, provision or provisions of this Amendment to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of Borrower, Agent and Lenders that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Amendment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein and that the rights, obligations and interests of Borrower, Agent and Lenders under the remainder of this Amendment shall continue in full force and effect.

         Section 2.10.     Counterparts.  For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, facsimile or other electronic means shall be effective as a delivery of a manually executed counterpart of this Amendment.

          Section 2.11.     Choice of Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE UNITED STATES FEDERAL LAW.

          Section 2.12.     ENTIRE AGREEMENT.  THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF.  FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN TRANSACTION DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

FIRST MODIFICATION AGREEMENT (HII Technologies – Credit Agreement)

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

BORROWER:

HII TECHNOLOGIES, INC.,

a Delaware corporation

By:

/s/ Matthew C. Flemming

Matthew C. Flemming

Chief Executive Officer

APACHE ENERGY SERVICES, LLC,

a Nevada limited liability company

By:

/s/ Matthew C. Flemming

Matthew C. Flemming

Chief Executive Officer

AQUA HANDLING OF TEXAS, LLC,

a Texas limited liability company

By:

/s/ Matthew C. Flemming

Matthew C. Flemming

Chief Executive Officer

HAMILTON INVESTMENT GROUP,

an Oklahoma corporation

By:

/s/ Matthew C. Flemming

Matthew C. Flemming

Chief Executive Officer

KMHVC, INC.,

a Texas corporation

By:

/s/ Matthew C. Flemming

Matthew C. Flemming

Chief Executive Officer

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FIRST MODIFICATION AGREEMENT (HII Technologies – Credit Agreement)

AGENT:

HEARTLAND BANK,

an Arkansas state bank

By:

/s/ Phil Thomas

Phil Thomas, Executive Vice President

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FIRST MODIFICATION AGREEMENT (HII Technologies – Credit Agreement)